THE BEAR STEARNS FUNDS

                         Supplement dated June 17, 2002
                                     to the
                         Prospectus dated August 1, 2001
                                     of the
                              Focus List Portfolio

      Commencing August 1, 2002, the Focus List Portfolio (the "Portfolio") will employ different principal investment strategies to achieve its investment objective. The Portfolio's investment objective of capital appreciation will remain the same. The Portfolio, to be renamed the Alpha Growth Portfolio, will begin to invest substantially all of its assets in equity securities selected by one or more growth models developed by the Adviser. Generally, these growth models will identify equity securities having the following characteristics:

      o     high projected earnings for the next three to five years;

      o     positive earnings momentum;

      o     positive price momentum; and

      o     reasonable valuation metrics.

      It is expected that the Portfolio will experience a higher portfolio turnover rate this year from that reported for prior years as a result of assuming a new investment position based upon the growth models. In comparison to portfolios with low turnover rates, portfolios with high turnover rates may incur higher transaction costs and are more likely to distribute capital gains.

      The Portfolio will no longer be investing substantially all of its assets in securities included on the Bear Stearns Focus List (the "Focus List"). Securities on the Focus List are selected by the Bear Stearns Focus List Committee from a universe of U.S. and foreign stocks that are rated "Buy" or "Attractive" by the Bear Stearns Equity Research Department.











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